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                             ARTHUR ANDERSEN LLP


                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-82158, 333-04995, 333-04959, 333-04963, 333-
04965, 333-52775, 333-71443 and 333-35815.


                                         /s/ Arthur Andersen LLP
                                         ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
February 26, 1999.